Exhibit 99.1

Yuma Energy, Inc.

NEWS RELEASE

Yuma Energy, Inc. Announces First Quarter 2016
Financial Results

HOUSTON, TX – (Marketwired – May 23, 2016) – Yuma Energy, Inc. (NYSE MKT: YUMA) (the “Company” or “Yuma”) today announced its financial results for the quarter ended March 31, 2016.

Financial Results

Sales and Other Operating Revenues

The following table presents the net quantities of oil, natural gas and natural gas liquids produced and sold by us for the three months ended March 31, 2016 and 2015, and the average sales price per unit sold.

	Three Months Ended March 31,
	2016	2015
Production volumes:
Crude oil and condensate (Bbl)	58,449	63,636
Natural gas (Mcf)	462,179	490,136
Natural gas liquids (Bbl)	16,179	16,172
Total (Boe) (1)	151,658	161,497

Average prices:
Excluding commodity derivatives:
Crude oil and condensate (per Bbl)	$29.76	$46.49
Natural gas (per Mcf)	$2.05	$2.74
Natural gas liquids (per Bbl)	$14.99	$16.11
Including commodity derivatives:
Crude oil and condensate (per Bbl)	$32.64	$94.34
Natural gas (per Mcf)	$2.49	$6.60
Natural gas liquids (per Bbl)	$14.99	$16.11

(1)	Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).

The following table presents our revenues for the three months ended March 31, 2016 and 2015.

	Three Months Ended March 31,
	2016	2015
Sales of natural gas and crude oil:
Crude oil and condensate	$1,739,394	$2,958,270
Natural gas	949,663	1,342,075
Natural gas liquids	242,529	260,566
Realized gains on commodity derivatives	1,159,114	4,936,833
Unrealized (losses) on commodity derivatives	(788,176)	(3,866,266)
Gas marketing sales	-	11,769
Total revenues	$3,302,524	$5,643,247

NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA

The following table reconciles reported net income (loss) to Adjusted EBITDA for the periods indicated:

	Three Months Ended March 31,
	2016	2015
Net Income (loss)	$(3,673,086)	$(3,682,992)
Depreciation, depletion & amortization of property and equipment	2,446,401	4,141,020
Interest expense, net of interest income and amounts capitalized	402,636	79,142
Income tax benefit	(532,933)	(2,294,582)
Merger costs	479,947	-
Stock-based compensation net of capitalized cost	418,290	1,738,410
Unrealized losses on commodity derivatives	788,176	3,866,266
Accretion of asset retirement obligation	105,014	162,784
Adjusted EBITDA	$434,445	$4,010,048

Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis.  It is also used to assess our ability to incur and service debt and fund capital expenditures.  Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.  Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner.

Yuma Energy, Inc.

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31,
	2016	December 31,
	(Unaudited)	2015
ASSETS		(As Restated)

CURRENT ASSETS:
Cash and cash equivalents	$3,074,286	$5,355,191
Accounts receivable, net of allowance for doubtful accounts:
Trade	2,536,812	2,829,266
Officers and employees	21,562	75,404
Other	667,342	633,573
Commodity derivative instruments	2,140,162	2,658,047
Prepayments	457,945	704,523
Other deferred charges	174,983	415,740

Total current assets	9,073,092	12,671,744

OIL AND GAS PROPERTIES (full cost method):
Not subject to amortization	14,606,401	14,288,716
Subject to amortization	204,949,817	204,512,038

	219,556,218	218,800,754
Less: accumulated depreciation, depletion and amortization	(119,690,987)	(117,304,945)

Net oil and gas properties	99,865,231	101,495,809

OTHER PROPERTY AND EQUIPMENT:
Land, buildings and improvements	2,795,000	2,795,000
Other property and equipment	3,460,507	3,460,507
	6,255,507	6,255,507
Less: accumulated depreciation and amortization	(2,234,675)	(2,174,316)

Net other property and equipment	4,020,832	4,081,191

OTHER ASSETS AND DEFERRED CHARGES:
Commodity derivative instruments	800,250	1,070,541
Deposits	414,064	264,064
Other noncurrent assets	-	38,104

Total other assets and deferred charges	1,214,314	1,372,709

TOTAL ASSETS	$114,173,469	$119,621,453

Yuma Energy, Inc.

CONSOLIDATED BALANCE SHEETS – CONTINUED
(Unaudited)

	March 31,
	2016	December 31,
	(Unaudited)	2015
LIABILITIES AND EQUITY		(As Restated)

CURRENT LIABILITIES:
Current maturities of debt	$29,862,186	$30,063,635
Accounts payable, principally trade	6,424,557	7,933,664
Asset retirement obligations	470,607	70,000
Other accrued liabilities	1,781,611	1,781,484

Total current liabilities	38,538,961	39,848,783

OTHER NONCURRENT LIABILITIES:
Asset retirement obligations	8,368,545	8,720,498
Deferred taxes	884,431	1,417,364
Other liabilities	21,924	30,090

Total other noncurrent liabilities	9,274,900	10,167,952

EQUITY:
Preferred stock	10,828,603	10,828,603
Common stock, no par value (300 million shares authorized, 71,911,361 and 71,834,617 issued)	142,286,922	141,858,946
Accumulated earnings (deficit)	(86,755,917)	(83,082,831)

Total equity	66,359,608	69,604,718

TOTAL LIABILITIES AND EQUITY	$114,173,469	$119,621,453

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2016	2015
		(As Restated)
REVENUES:
Sales of natural gas and crude oil	$2,931,586	$4,572,679
Net gains from commodity derivatives	370,938	1,070,568
Total revenues	3,302,524	5,643,247

EXPENSES:
Lease operating	2,013,149	3,223,116
Re-engineering and workovers	-	494,429
Marketing cost of sales	-	101,688
General and administrative – stock-based compensation	418,290	1,738,410
General and administrative – other	2,157,486	1,672,212
Depreciation, depletion and amortization	2,446,401	4,141,020
Asset retirement obligation accretion expense	105,014	162,784
Other	(25,432)	11,311
Total expenses	7,114,908	11,544,970

INCOME (LOSS) FROM OPERATIONS	(3,812,384)	(5,901,723)

OTHER INCOME (EXPENSE):
Interest expense	(402,648)	(92,007)
Other, net	9,013	16,156
Total other income (expense)	(393,635)	(75,851)

NET INCOME (LOSS) BEFORE INCOME TAXES	(4,206,019)	(5,977,574)

Income tax benefit	(532,933)	(2,294,582)

NET INCOME (LOSS)	(3,673,086)	(3,682,992)

PREFERRED STOCK:
Dividends paid in cash, perpetual preferred Series A	-	300,815
Dividends in arrears, perpetual preferred Series A	320,626	-

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,993,712)	$(3,983,807)

EARNINGS (LOSS) PER COMMON SHARE:
Basic	$(0.06)	$(0.06)
Diluted	$(0.06)	$(0.06)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	71,911,361	69,253,681
Diluted	71,911,361	69,253,681

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2016	2015
		(As Restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reconciliation of net loss to net cash provided by (used in) operating activities
Net loss	$(3,673,086)	$(3,682,992)
Depreciation, depletion and amortization of property and equipment	2,446,401	4,141,020
Accretion of asset retirement obligation	105,014	162,784
Stock-based compensation net of capitalized cost	418,290	1,738,410
Amortization of other assets and liabilities	262,474	65,145
Deferred tax expense (benefit)	(532,933)	(2,294,582)
Bad debt expense increase (decrease)	(25,432)	11,311
Amortization of benefit from commodity derivatives (sold) and purchased, net	-	(119,917)
Unrealized (gains) losses on commodity derivatives	788,176	3,866,266
Changes in current operating assets and liabilities:
Accounts receivable	337,959	3,680,915
Other current assets	246,578	206,467
Accounts payable	(987,980)	(10,800,637)
Other current liabilities	(14,194)	367,639
Other noncurrent assets and liabilities	(108,618)	-
NET CASH (USED IN OPERATING ACTIVITIES	(737,351)	(2,658,171)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures on property and equipment	(1,322,128)	(5,963,281)
Proceeds from sale of property	1,740	30,442
Increase in short-term investments	-	(10,431)
NET CASH USED IN INVESTING ACTIVITIES	(1,320,388)	(5,943,270)

CASH FLOWS FROM FINANCING ACTIVITIES:
Change in borrowing on line of credit	-	5,550,000
Payments on insurance note	(201,449)	(220,658)
Line of credit financing costs	(21,717)	(221,373)
Net proceeds from sale of common stock	-	298,259
Net proceeds from sale of perpetual preferred stock	-	708,590
Cash dividends to preferred shareholders	-	(300,815)
Other	-	(4,783)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(223,166)	5,809,220

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,280,905)	(2,792,221)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	5,355,191	11,558,322

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$3,074,286	$8,766,101

Supplemental disclosure of cash flow information:
Interest payments (net of interest capitalized)	$174,706	$19,843
Interest capitalized	$124,164	$232,822
Supplemental disclosure of significant non-cash activity:
Decrease in capital expenditures financed by accounts payable	$521,127	$2,067,297

About Yuma Energy, Inc.

Yuma Energy, Inc. is an independent Houston-based exploration and production company.  We are focused on the acquisition, development, and exploration for conventional and unconventional oil and natural gas resources, primarily in the U.S. Gulf Coast and California. Our current operations are focused on onshore assets located in central and southern Louisiana, where we are targeting the Austin Chalk, Tuscaloosa, Wilcox, Frio, Marg Tex and Hackberry formations. In addition, we have a non-operated position in the Bakken Shale in North Dakota and operated positions in Kern and Santa Barbara Counties in California. Our common stock is traded on the NYSE MKT under the trading symbol “YUMA.” Our Series A Preferred Stock is traded on the NYSE MKT under the trading symbol “YUMAprA.”  For more information about Yuma Energy, Inc., please visit our website at www.yumaenergyinc.com.

Agreement and Plan of Merger and Reorganization

On February 10, 2016, the Company and privately held Davis Petroleum Acquisition Corp. (“Davis”) entered into a definitive merger agreement for an all-stock transaction. The merger agreement is subject to the approval of the shareholders of both companies, as well as other customary conditions and approvals, including authorization to list the newly issued shares on the NYSE MKT. Upon completion of the transaction, we will reincorporate in Delaware, implement a one-for-ten reverse split of our common stock, and convert each share of our existing Series A Preferred Stock into 35 shares of common stock prior to giving effect for the reverse split (3.5 shares post reverse split).   In addition, we will issue approximately 3.3 million shares of a new Series D preferred stock to existing Davis preferred stockholders, which will have a liquidation preference of approximately $19.0 million and is estimated to have a conversion price of approximately $5.70 per share, after giving effect for the reverse split.  Upon closing, there will be an aggregate of approximately 23.7 million shares of our common stock outstanding, with approximately 61.1% being owned by the current common stockholders of Davis. The transaction is expected to qualify as a tax-deferred reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is expected to close in mid-2016.

Davis is a Houston-based oil and gas company.  Over 90% of the common stock of Davis is owned by entities controlled by or co-investing with Evercore Capital Partners, Red Mountain Capital Partners, and Sankaty Advisors.

On December 30, 2015, we entered into the Waiver, Borrowing Base Redetermination and Ninth Amendment (the “Amendment”) to our Credit Agreement (the “credit agreement”) with Société Générale (the “Bank”) as administrative agent and issuing bank, and each of the lenders and guarantors party thereto. Pursuant to the Amendment, the borrowing base under the credit agreement was reduced from $35.0 million to $29.8 million and will automatically be reduced to $20.0 million on May 31, 2016 unless otherwise reduced to a different amount by our lenders. The credit agreement is secured by a first lien on substantially all of our assets. The Amendment also provided a waiver of certain financial covenants related to the maximum permitted ratio of funded debt to EBITDA for the fiscal quarters ended September 30, 2015 and December 31, 2015.  Further, pursuant to the Amendment, we agreed that we would engage an investment bank to explore strategic options related to our financial condition and seek additional capital in an aggregate amount sufficient for us to pay any borrowing base deficiency or enter into a definitive agreement for the acquisition by a third party of all or substantially all of our assets by merger, asset purchase, equity purchase or other structure acceptable to the Bank and the lenders. Thereafter, on February 10, 2016, we entered into the merger agreement with Davis as discussed above.

Going Concern Uncertainty

The Company’s consolidated financial statements for the year ended December 31, 2015 included a going concern qualification.  The financial statements were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission on March 30, 2016 and the 10-K/A filed with the Securities and Exchange Commission on May 23, 2016.  Generally, the net losses incurred and borrowing base deficiencies under the Credit agreement as discussed above raise a substantial doubt about the Company's ability to continue as a going concern.

As discussed above, on February 10, 2016, the Company entered into an Agreement and Plan of Merger and Reorganization with Davis for an all-stock transaction. Upon completion of the transaction, which is subject to shareholder and bank approval as well as other customary conditions and approvals, and in the absence of significant reduction in commodity prices, the Company believes it will be able to satisfy its lenders and eliminate any borrowing base deficiency. While Management believes that the merger is likely to occur, it can provide no assurance of the completion of the merger with Davis or any elimination of its borrowing base deficiency or any amendment to the credit agreement.

Please refer to our recently filed annual report on Form 10-K/A for the year ended December 31, 2015, our Form 10-Q for the quarterly period ended March 31, 2015, and all our filings with the SEC for further information.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by Yuma and Davis in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to:  the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing; the possibility that the combined company may be unable to obtain an acceptable reserve-based credit facility; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; further declines in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change.  Yuma’s annual report on Form 10-K/A for the year ended December 31, 2015, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma and Davis undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction

In connection with the proposed transaction, Yuma intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Yuma that also constitutes a prospectus of Yuma relating to Yuma common stock and the Yuma common stock issued upon conversion of the Series D preferred stock to be issued pursuant to the merger. The proxy statement/prospectus will include important information about both Yuma and Davis. Yuma also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT YUMA, DAVIS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Yuma can be obtained free of charge from Yuma’s website at www.yumaenergyinc.com.

Participants in Solicitation

Yuma and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Yuma in respect of the proposed transaction.  Information regarding Yuma’s directors and executive officers is available in its annual report on Form 10-K/A for the year ended December 31, 2015, which was filed with the SEC on May 23, 2016, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 30, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This document shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

For more information, please contact:

James J. Jacobs
Treasurer and Chief Financial Officer
Yuma Energy, Inc.
1177 West Loop South, Suite 1825
Houston, TX 77027
Telephone: (713) 968-7000